EX-99.77Q 1(e) Copies of any new or amended Registrants’ investment advisory contracts

Management Agreement dated June 30, 2014 between the Northern Institutional Funds and Northern Trust Investments, Inc. is hereby incorporated by reference to Exhibit (d)(1) in Registrant’s Post-Effective Amendment No. 76 filed with the Commission on September 5, 2014 (Accession No. 0001193125-14-333801).

Management Agreement dated July 31, 2014 between the Northern Institutional Funds and Northern Trust Investments, Inc. is hereby incorporated by reference to Exhibit (d)(2) in Registrant’s Post-Effective Amendment No. 76 filed with the Commission on September 5, 2014 (Accession No. 0001193125-14-333801).

Expense Reimbursement Agreement dated June 30, 2014 between the Northern Institutional Funds and Northern Trust Investments, Inc. is hereby incorporated by reference to Exhibit (d)(11) in Registrant’s Post-Effective Amendment No. 76 filed with the Commission on September 5, 2014 (Accession No. 0001193125-14-333801).

Expense Reimbursement Agreement dated July 31, 2014 between the Northern Institutional Funds and Northern Trust Investments, Inc. is hereby incorporated by reference to Exhibit (d)(12) in Registrant’s Post-Effective Amendment No. 76 filed with the Commission on September 5, 2014 (Accession No. 0001193125-14-333801).

Expense Reimbursement Agreement dated September 5, 2014 between the Northern Institutional Funds and Northern Trust Investments, Inc. is hereby incorporated by reference to Exhibit (d)(13) in Registrant’s Post-Effective Amendment No. 76 filed with the Commission on September 5, 2014 (Accession No. 0001193125-14-333801).

Management Agreement dated June 30, 2014 between the Northern Institutional Funds and Northern Trust Investments, Inc. is hereby incorporated by reference to Exhibit (d)(3) in Registrant’s Amendment No. 92 filed with the Commission on September 17, 2014 (Accession No. 0001193125-14-344523).

Expense Reimbursement Agreement dated October 1, 2014 between the Northern Institutional Funds and Northern Trust Investments, Inc. is hereby incorporated by reference to Exhibit (d) (15) in Registrant’s Amendment No. 92 filed with the Commission on September 17, 2014 (Accession No. 0001193125-14-344523).